Exhibit 10.2

ASSIGNMENT OF EQUITY INTERESTS

THIS ASSIGNMENT OF EQUITY INTERESTS (the “Assignment”) is made and entered into as of the      day of         , 2017 (the “Effective Date”), by and between Atlas Resources, LLC, a Pennsylvania limited liability company, (“Assignor”) and Diversified Energy LLC, an Alabama limited liability company (the “Assignee”).

W I T N E S S E T H :

WHEREAS, the Assignor is the owner of 100% of the Equity Interests (the “Interests”) in DGOC Partnership Holdings II, LLC (the “Company”), in each case as set forth on Exhibit A;

WHEREAS, Assignor and Assignee and the other signatories thereto have entered into that certain Purchase and Sale Agreement dated May 4, 2017 (the “Purchase Agreement”), and capitalized terms used but not defined herein shall have the meanings given to them in the Purchase Agreement;

WHEREAS, the Assignor desires to assign all of its right, title and interest in and to the Interests to Assignee, and Assignee desires to accept such assignment from Assignors, pursuant to the Purchase Agreement and the terms herein and subject to Delaware Law currently in effect with respect to the Company; and

WHEREAS, following the assignment of the Interests to the Assignee, the Assignor will no longer own any Equity Interests in the Company and the Assignee will be the owner of the Interests.

NOW, THEREFORE, in consideration of the promises and the mutual covenants hereinafter set forth, and intending to be legally bound, the parties hereto hereby agree as follows:

1.    Assignment. In accordance with the terms and conditions of the Purchase Agreement, Assignor hereby assigns and delivers to Assignee, as of the Effective Date, all of Assignor’s right, title and interest in and to the Interests, including but not limited to all voting and financial rights, earnings, profits, capital accounts and any distributions arising from or attributable to the Interests or fees and income payable to the Assignor by the Company on account of the Interests.

2.    Purchase Agreement. This Assignment is in all respects subject to the provisions of the Purchase Agreement and is not intended in any way to supersede, limit or qualify any provision thereof. To the extent any conflict or inconsistency exists between the provisions of this Assignment and the Purchase Agreement, the provisions of the Purchase Agreement shall be controlling to the extent of such conflict or inconsistency.

3.    Binding Effect. This Assignment shall inure to the benefit of, and shall be binding upon, the respective parties hereto, their heirs, personal representatives, successors and assigns.

4.    Governing Law. THIS ASSIGNMENT, THE OBLIGATIONS OF THE PARTIES UNDER THIS ASSIGNMENT AND ALL OTHER MATTERS ARISING OUT OF OR RELATING TO THIS ASSIGNMENT AND THE TRANSACTIONS IT

CONTEMPLATES, WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT GIVING EFFECT TO ANY CONFLICTS OF LAW PRINCIPLES THAT WOULD CAUSE THE LAWS OF ANOTHER JURISDICTION TO APPLY. ANY DISPUTE ARISING OUT OF OR RELATING TO THIS ASSIGNMENT WHICH CANNOT BE AMICABLY RESOLVED BY THE PARTIES, SHALL BE BROUGHT IN A FEDERAL OR STATE COURT OF COMPETENT JURISDICTION SITTING IN HARRIS COUNTY OF THE STATE OF TEXAS, AND THE PARTIES IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY SUCH COURT SOLELY FOR THE PURPOSE OF ANY SUCH SUIT, ACTION OR PROCEEDING.

5.    Counterparts. This Assignment may be executed in two (2) or more counterparts, each of which the parties will treat as an original but all of which together will constitute one and the same instrument. The signatures of all the parties need not appear on the same counterpart and delivery of an executed counterpart signature page of this Assignment (including by means of facsimile or email attaching a copy in portable document format (.pdf)) will be equally as effective as delivery of an original executed counterpart of this Assignment in the presence of the other party. This Assignment is effective on the delivery of one (1) executed counterpart from each party to the other party.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be executed on the day and year first above written.

ASSIGNOR:

Atlas Resources, LLC, a Pennsylvania limited liability company

By:
Name:
Title:

ASSIGNEE:

DIVERSIFIED ENERGY LLC, an Alabama limited liability company

By:
Name:
Title:

Acknowledged, agreed and accepted this      day of         , 2017:

by: , its managing general partner

By:
Name:
Its:

Signature page – Assignment of Equity Interests (DGOC Partnership Holdings II, LLC)

EXHIBIT A

Equity Interest

Atlas Resources, LLC: 100% Equity Interests of DGOC Partnership Holdings II, LLC.